EXHIBIT 4.6(B)





                                FIRST AMENDMENT
                                      TO
                             COLLATERAL AGENCY AND
                            INTERCREDITOR AGREEMENT



                  First Amendment dated as of June 20, 1996 (this "Amendment"), to the COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT dated as of July 21, 1995 (the "Intercreditor Agreement"), among SALTON SEA FUNDING CORPORATION, a Delaware corporation (together with its successors and assigns, the "Funding Corporation"), the SALTON SEA GUARANTORS (as defined in the Indenture referred to below), the PARTNERSHIP GUARANTORS (as defined in the Indenture referred to below), the ROYALTY GUARANTOR (as defined in the Indenture referred to below), the DEBT SERVICE RESERVE LOC PROVIDER (as defined in the Intercreditor Agreement), the WORKING CAPITAL AGENT (as defined in the Intercreditor Agreement), the PERMITTED COUNTERPARTY under any Interest Rate Protection Agreement (each, as defined in the Indenture referred to below), the TRUSTEE (as defined in the Intercreditor Agreement), the DEPOSITARY AGENT (as defined in the Intercreditor Agreement) and the COLLATERAL AGENT (as defined in the Intercreditor Agreement). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

                  WHEREAS, the Funding Corporation, the Salton Sea Guarantors, certain of the Partnership Guarantors, the Royalty Guarantor, the Debt Service Reserve LOC Provider, the Working Capital Agent, the Trustee, the Depositary Agent and the Collateral Agent have entered into the Intercreditor Agreement;

                  WHEREAS, the Funding Corporation has issued Securities under the Trust Indenture, dated as of July 21, 1995 (as supplemented and amended by the First Supplemental Indenture dated as of October 18, 1995), between the Funding Corporation, as principal and as agent for the Guarantors, and the Trustee (the "Trust Indenture");





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                  WHEREAS, the Funding Corporation has determined to issue
$70,000,000 principal amount of 7.02% Series D Senior Secured Notes due 2000 and $65,000,000 principal amount of 8.30% Series E Senior Secured Bonds due 2011 (the "Series D and E Securities") pursuant to the Second Supplemental Indenture, dated as of June 20, 1996 (the "Supplemental Indenture"), between the Funding Corporation, as principal and as agent for the Guarantors, and the Trustee (the Trust Indenture, as so supplemented and as otherwise amended, modified or supplemented from time to time, the "Indenture");

                  WHEREAS, in connection with the issuance of additional Securities pursuant to the Indenture, additional parties are becoming Partnership Guarantors under the Indenture and related documents, and additional parties are becoming obligors under the Partnership Credit Agreement; and

                  WHEREAS, the terms of the Intercreditor Agreement must be amended to reflect the additional Partnership Guarantors and additional obligors under the Partnership Credit Agreement and to effect other changes in connection with the issuance by the Funding Corporation of additional Securities under the Indenture.

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows.

                           1.        Amendment of the Intercreditor Agreement.
As of the date hereof, the Intercreditor Agreement shall be amended as follows:

                           (a)         Section 1 is hereby amended by inserting
the following immediately after the phrase "paid in full" contained in clause
(iv)(y) of the definition of "Trigger Event" set forth in such Section 1:

                  "or (z) the Salton Sea Guarantee at a time when the Salton Sea Project Note shall have been paid in full,"


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                           (b)      Section 18 is hereby amended by adding the
following names above the notice address for Partnership Guarantors:

                  "BN Geothermal Inc.
                   Vulcan/BN Geothermal Power Company
                   San Felipe Energy Company
                   Leathers, L.P.
                   Conejo Energy Company
                   Del Ranch, L.P.
                   Niguel Energy Company
                   Elmore, L.P."

                                    (c)      Schedule 8(a) to the Intercreditor
Agreement is hereby amended (i) by adding the words "and amended as of June
20, 1996, and as further amended or otherwise modified from time to time," after the words "dated as of July __, 1995" (which date shall be completed to read "July 21, 1995") in the first sentence thereof, and (ii) by adding the words "and supplemented by the First Supplemental Indenture dated as of October 18, 1995, and by the Supplemental Indenture dated as of June 20, 1996, and as otherwise amended, supplemented or otherwise modified from time to time" after the words "dated as of July __, 1995" (which date shall be completed to read "July 21, 1995") in the second sentence thereof.

                                    (d)      Schedule 9a to the Intercreditor
Agreement is hereby amended by adding the words "and amended as of June 20, 1996, and as further amended or modified from time to time," after the words "dated as of July __, 1995" (which date shall be completed to read "July 21, 1995") in the first paragraph thereof.

                                    (e)      Schedule 14a to the Intercreditor
Agreement is hereby amended by adding the words "and amended as of June 20, 1996, and as further amended or modified from time to time," after the words "dated as of July __, 1995" (which date shall be completed to read "July 21, 1995") in the first paragraph thereof.

                                    (f)      The Certificate of Salton Sea
Funding Corporation, appearing directly after Schedule 14a to the


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Intercreditor Agreement, is hereby amended by adding the words ", and supplemented by the First Supplemental Indenture dated as of October 18, 1995, and by the Second Supplemental Indenture dated as of June 20, 1996, and as further amended or modified from time to time," after the words "July , 1995" (which date shall be completed to read "July 21, 1995") in such certificate.

                           2.        Additional Partnership Guarantors.  In
accordance with the terms of the Supplemental Indenture, from and after the date hereof each of BN Geothermal Inc., Vulcan/BN Geothermal Power Company, San Felipe Energy Company, Leathers, L.P., Conejo Energy Company, Del Ranch, L.P., Niguel Energy Company and Elmore, L.P. (the "New Guarantors") shall be "Partnership Guarantors" under the Intercreditor Agreement, as amended hereby (as so amended, the "Amended Intercreditor Agreement"). Each New Guarantor hereby acknowledges and agrees to the terms of the Amended Intercreditor Agreement and consents to the exercise of remedies by the Collateral Agent contained therein.

                           3.        Intercreditor Agreement.  Except as
specifically amended hereby, the Intercreditor Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. All references to "this Intercreditor Agreement" in the Intercreditor Agreement shall be deemed to refer to the Amended Intercreditor Agreement.

                           4.        Governing Law.  THIS AMENDMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

                           5.        Counterparts.  This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.


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                  IN WITNESS WHEREOF, the undersigned have caused this
Amendment to be duly executed by their duly authorized officers, all as of the date first written above.

                                            SALTON SEA FUNDING CORPORATION


                                            By: /s/ John G. Sylvia
                                               -------------------------------
                                               Name:  John G. Sylvia
                                               Title: Senior Vice President


                                            SALTON SEA POWER GENERATION L.P.

                                            By:  SALTON SEA POWER COMPANY,
                                                       as its general partner

                                            By: /s/ John G. Sylvia
                                               -------------------------------
                                               Name:  John G. Sylvia
                                               Title: Senior Vice President


                                            SALTON SEA BRINE PROCESSING L.P.

                                            By:  SALTON SEA POWER COMPANY,
                                                   as its general partner

                                            By: /s/ John G. Sylvia
                                               -------------------------------
                                               Name:  John G. Sylvia
                                               Title: Senior Vice President


                                             FISH LAKE POWER COMPANY


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President



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                                             VULCAN POWER COMPANY


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             CALENERGY OPERATING COMPANY


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             BN GEOTHERMAL INC.


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             VULCAN/BN GEOTHERMAL POWER
                                               COMPANY


                                             By: VULCAN POWER COMPANY,
                                                    as its general partner


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President

                                             SAN FELIPE ENERGY COMPANY,


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President



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                                             LEATHERS, L.P.

                                             By: CALENERGY OPERATING COMPANY,
                                                   as its general partner


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             CONEJO ENERGY COMPANY


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President

                                             DEL RANCH, L.P.

                                             By: CALENERGY OPERATING COMPANY,
                                                   as its general partner


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             NIGUEL ENERGY COMPANY


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President



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                                             ELMORE, L.P.

                                             By: CALENERGY OPERATING COMPANY,
                                                   as its general partner


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             SALTON SEA ROYALTY COMPANY


                                             By: /s/ John G. Sylvia
                                               -------------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             CREDIT SUISSE,
                                                as the Debt Service
                                             Reserve LOC Provider


                                             By: /s/ Henry Park
                                               -------------------------------
                                                Name:  Henry Park
                                                Title: Associate


                                             By: /s/ Suzanne Leon
                                               -------------------------------
                                                Name:  Suzanne Leon
                                                Title: Associate



                                            CREDIT SUISSE,
                                              as the Working Capital Agent


                                             By: /s/ Henry Park
                                               -------------------------------
                                                Name:  Henry Park
                                                Title: Associate


                                             By: /s/ Suzanne Leon
                                               -------------------------------
                                                Name:  Suzanne Leon
                                                Title: Associate



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                                             CHEMICAL TRUST COMPANY
                                               OF CALIFORNIA
                                               as the Trustee

                                             By: /s/ Rose Maravilla
                                               -------------------------------
                                                Name:  Rose Maravilla
                                                Title: Assistant Vice President


                                             CHEMICAL TRUST COMPANY
                                               OF CALIFORNIA
                                               as the Collateral Agent


                                             By: /s/ Rose Maravilla
                                               -------------------------------
                                                Name:  Rose Maravilla
                                                Title: Assistant Vice President


                                             CHEMICAL TRUST COMPANY
                                               OF CALIFORNIA
                                               as the Depositary Agent


                                             By: /s/ Rose Maravilla
                                               -------------------------------
                                                Name:  Rose Maravilla
                                                Title: Assistant Vice President




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